EXHIBIT 10.14

ELEVENTH
AMENDMENT
TO THE
MANAGEMENT AGREEMENT

This Eleventh  Amendment (this “Eleventh Amendment”) to that certain Management Agreement dated January 25, 2008 as amended by the Amendment to the Management Agreement, dated April 30, 2008, as further amended by the Second Amendment to the Management Agreement, dated May 30, 2008, as further amended by the Third Amendment to the Management Agreement, dated as of September 16, 2008, as further amended by the Fourth Amendment to the Management Agreement, dated as of October 23, 2006, as further amended by the Fifth Amendment to the Management Agreement, dated as of October 23, 2006, as further amended by the Sixth Amendment to the Management Agreement, dated as of July, 8, 2009, as further amended by the Seventh Amendment to the Management Agreement, dated as of July 17, 2009, as further amended by the Eighth Amendment to the Management Agreement, dated as of September 18, 2009, as further amended by the Ninth Amendment to the Management Agreement, dated as of November 19, 2009, and as further amended by the Tenth Amendment to the Management Agreement, dated as of February 22, 2010 (collectively, the “Agreement”) is made and entered into as of the 30th day of April, 2010, by and among AMERICAN REALTY CAPITAL TRUST, INC., a Maryland corporation (the “Company”), AMERICAN REALTY CAPITAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “OP”, and together with the Company, the “Owner”), and those certain Delaware limited liability companies listed on Schedule 1 attached hereto (the “2010 Owners”) and AMERICAN REALTY CAPITAL PROPERTIES, LLC, a Delaware limited liability company (the “Manager”).

WHEREAS, the OP was organized to acquire, own, operate, lease and manage real estate properties on behalf of the Company;

WHEREAS, the 2010 Owners are each a subsidiary of the OP and each was organized to acquire, own, operate, lease and manage the respective real estate property, identified in Exhibit A hereto, on behalf of the OP (the “2010 Property”);

WHEREAS, the Company intends to continue to raise money from the sale of its common stock to be used, net of payment of certain offering costs and expenses, for investment in the acquisition or rehabilitation of income-producing real estate to be acquired and held by the Company, by the OP or by the Subsidiary Owners on behalf of the Company; and

WHEREAS, Owner and the Subsidiary Owners wish to retain Manager to manage and coordinate the leasing of the real estate properties acquired by Owner and the Subsidiary Owners, and the Manager wishes to be so retained, all under the terms and conditions set forth in this Eleventh Amendment and the Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, do hereby agree as follows:

1.	Section 1.11 will be replaced in its entirety with the following:

“Properties means all real estate properties owned by Owner or the Subsidiary Owners, and all tracts as yet unspecified but to be acquired by Owner or the Subsidiary Owners containing income-producing Improvements or on which Owner or the Subsidiary Owners will rehabilitate income-producing Improvements, the Rockland Properties, the National City Property, the Pompano Property, the PNC Property, the FedEx Property, the Walgreen’s Sealy Property, the CVS 10 Property, the CVS 15 Property and the JIB 4 Property.  Properties shall be classified under four categories, residential, retail, industrial and office properties.”

2.	Section 1.13 will be amended to add the following at the end thereof:

“Subsidiary Owners” means, collectively, ARC ROCK17MA LLC, a Delaware limited liability company (the “Rockland Owner”), ARC WBPCFL0001, LLC,  a Delaware limited liability company (the “National City Owner”), ARC WBPBFL0001, LLC,  a Delaware limited liability company (the “Pompano Owner”), ARC PANJOH54 LLC, a Delaware limited liability company (the “PNC1 Owner”), ARC PA-QRS Trust, a Virginia business trust (the “PNC2 Owner”), ARC FEHOUTX 001 LLC, a Delaware limited liability company (the “FedEx Owner”), ARC WGSEATX001, LLC, a Delaware limited liability company (the “Walgreen’s Sealy Owner”), the CVS 10 Owners, the CVS 15 Owners, the JIB 4 Owners and those certain Delaware limited liability companies listed on Schedule 1 attached to the Eleventh Amendment (the “2010 Owners”).

3.	With respect to the 2010 Property alone, all references to Owner herein shall be deemed to include the 2010 Owners.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN REALTY CAPITAL TRUST, INC.

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

AMERICAN REALTY CAPITAL
OPERATING PARTNERSHIP, L.P.

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

AMERICAN REALTY CAPITAL PROPERTIES, LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC JBHOUTX001, LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC FESACCA001, LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC AAROKMI001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

Signature page to Eleventh Amendment to Management Agreement

ARC FRAPVCA001, LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC FRSHLCA001, LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC HDTPAKS001, LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC RBSLCUT001, LLC

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFRKWTX001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFWTFTX001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFLGCTX001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

Signature page to Eleventh Amendment to Management Agreement

ARC BFCRWTX001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFALLTX001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFABQNM001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFPRLTX001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFAUSTX001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

Signature page to Eleventh Amendment to Management Agreement

ARC BFBENAR001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFWCHKS001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFGRJCO001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFBRGLA001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

Signature page to Eleventh Amendment to Management Agreement

ARC BFYKNOK001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFTULOK001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFOWAOK001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFOKCOK001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

ARC BFMDBFL001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

Signature page to Eleventh Amendment to Management Agreement

ARC BFEDMOK001, LLC

By:	American Realty Capital Operating
Partnership, L.P., its Sole Member

By:	/s/ William M. Kahane
Name: William M. Kahane
Title: President

Signature page to Eleventh Amendment to Management Agreement

SCHEDULE 1

List of 2010 Owners

ARC JBHOUTX001, LLC
ARC FESACCA001, LLC
ARC AAROKMI001, LLC
ARC FRAPVCA001, LLC
ARC FRSHLCA001, LLC
ARC HDTPAKS001, LLC
ARC RBSLCUT001, LLC
ARC BFRKWTX001, LLC
ARC BFWTFTX001, LLC
ARC BFLGCTX001, LLC
ARC BFCRWTX001, LLC
ARC BFALLTX001, LLC
ARC BFABQNM001, LLC
ARC BFPRLTX001, LLC
ARC BFAUSTX001, LLC
ARC BFBENAR001, LLC
ARC BFWCHKS001, LLC
ARC BFGRJCO001, LLC
ARC BFBRGLA001, LLC
ARC BFYKNOK001, LLC
ARC BFTULOK001, LLC
ARC BFOWAOK001, LLC
ARC BFOKCOK001, LLC
ARC BFMDBFL001, LLC
ARC BFEDMOK001, LLC

EXHIBIT A

List of Properties

Property No.	Address	City	State	Owner
1.				ARC JBHOUTX001, LLC
2.				ARC FESACCA001, LLC
3.				ARC AAROKMI001, LLC
4.				ARC FRAPVCA001, LLC
5.				ARC FRSHLCA001, LLC
6.				ARC HDTPAKS001, LLC
7.				ARC RBSLCUT001, LLC
8.				ARC BFRKWTX001, LLC
9.				ARC BFWTFTX001, LLC
10.				ARC BFLGCTX001, LLC
11.				ARC BFCRWTX001, LLC
12.				ARC BFALLTX001, LLC
13.				ARC BFABQNM001, LLC
14.				ARC BFPRLTX001, LLC
15.				ARC BFAUSTX001, LLC
16.				ARC BFBENAR001, LLC
17.				ARC BFWCHKS001, LLC
18.				ARC BFGRJCO001, LLC
19.				ARC BFBRGLA001, LLC
20.				ARC BFYKNOK001, LLC
21.				ARC BFTULOK001, LLC
22.				ARC BFOWAOK001, LLC
23.				ARC BFOKCOK001, LLC
24.				ARC BFMDBFL001, LLC
25.				ARC BFEDMOK001, LLC